November 17, 2023

Board of Trustees Fidelity International Enhanced Index Fund a series of Fidelity Commonwealth Trust II 245 Summer Street Boston, Massachusetts 02210
Board of Trustees Fidelity Enhanced International ETF a series of Fidelity Covington Trust 245 Summer Street Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity International Enhanced Index Fund (the “Acquired Fund”), a separate series of Fidelity Commonwealth Trust II, a Delaware statutory trust (the “Acquired Fund Trust”), and Fidelity Enhanced International ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization and Liquidation (the “Plan”) dated as of June 14, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund and cash in lieu of fractional shares in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

3.

The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

10.

The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

November 17, 2023

Board of Trustees Fidelity Large Cap Core Enhanced Index Fund a series of Fidelity Commonwealth Trust II 245 Summer Street Boston, Massachusetts 02210
Board of Trustees Fidelity Enhanced Large Cap Core ETF a series of Fidelity Covington Trust 245 Summer Street Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Large Cap Core Enhanced Index Fund (the “Acquired Fund”), a separate series of Fidelity Commonwealth Trust II, a Delaware statutory trust (the “Acquired Fund Trust”), and Fidelity Enhanced Large Cap Core ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization and Liquidation (the “Plan”) dated as of June 14, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund and cash in lieu of fractional shares in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

3.

The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

10.

The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

November 17, 2023

Board of Trustees Fidelity Large Cap Growth Enhanced Index Fund a series of Fidelity Commonwealth Trust II 245 Summer Street Boston, Massachusetts 02210
Board of Trustees Fidelity Enhanced Large Cap Growth ETF a series of Fidelity Covington Trust 245 Summer Street Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Large Cap Growth Enhanced Index Fund (the “Acquired Fund”), a separate series of Fidelity Commonwealth Trust II, a Delaware statutory trust (the “Acquired Fund Trust”), and Fidelity Enhanced Large Cap Growth ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization and Liquidation (the “Plan”) dated as of June 14, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund and cash in lieu of fractional shares in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

3.

The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

10.

The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

November 17, 2023

Board of Trustees Fidelity Large Cap Value Enhanced Index Fund a series of Fidelity Commonwealth Trust II 245 Summer Street Boston, Massachusetts 02210
Board of Trustees Fidelity Enhanced Large Cap Value ETF a series of Fidelity Covington Trust 245 Summer Street Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Large Cap Value Enhanced Index Fund (the “Acquired Fund”), a separate series of Fidelity Commonwealth Trust II, a Delaware statutory trust (the “Acquired Fund Trust”), and Fidelity Enhanced Large Cap Value ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization and Liquidation (the “Plan”) dated as of June 14, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund and cash in lieu of fractional shares in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

3.

The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

10.

The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

November 17, 2023

Board of Trustees Fidelity Mid Cap Enhanced Index Fund a series of Fidelity Commonwealth Trust II 245 Summer Street Boston, Massachusetts 02210
Board of Trustees Fidelity Enhanced Mid Cap ETF a series of Fidelity Covington Trust 245 Summer Street Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Mid Cap Enhanced Index Fund (the “Acquired Fund”), a separate series of Fidelity Commonwealth Trust II, a Delaware statutory trust (the “Acquired Fund Trust”), and Fidelity Enhanced Mid Cap ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization and Liquidation (the “Plan”) dated as of June 14, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund and cash in lieu of fractional shares in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

3.

The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

10.

The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

November 17, 2023

Board of Trustees Fidelity Small Cap Enhanced Index Fund a series of Fidelity Commonwealth Trust II 245 Summer Street Boston, Massachusetts 02210
Board of Trustees Fidelity Enhanced Small Cap ETF a series of Fidelity Covington Trust 245 Summer Street Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Small Cap Enhanced Index Fund (the “Acquired Fund”), a separate series of Fidelity Commonwealth Trust II, a Delaware statutory trust (the “Acquired Fund Trust”), and Fidelity Enhanced Small Cap ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization and Liquidation (the “Plan”) dated as of June 14, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund and cash in lieu of fractional shares in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.

The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

3.

The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

10.

The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP